                                                                  EXHIBIT 10.52


                                   EXHIBIT A

                                AMENDMENT OF THE
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               CAMDEN COGEN L.P.


         THIS AMENDMENT OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF CAMDEN COGEN L.P. (this "Amendment Agreement") is made and entered into as of the 4th day of February, 1999 by and between Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership (the "General Partner") and General Electric Capital Corporation, a New York corporation (the "Limited Partner"). Unless otherwise noted, all defined terms used herein shall have the same meaning given to such terms in the Agreement of Limited Partnership of Camden Cogen L.P., dated as of February 9, 1993 (as heretofore amended, the "Agreement").

                              W I T N E S S E T H:

         WHEREAS, the General Partner and the Limited Partner are parties to the Agreement;

         WHEREAS, pursuant to the Agreement, the limited partnership known as Camden Cogen L.P. (the "Partnership") was formed pursuant to the Partnership Act; and

         WHEREAS, the General Partner and the Limited Partner desire to amend the Agreement in order to reflect the termination of the Partnership's obligation to pay certain management fees and to reflect certain other agreements between and among the Partners.

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto hereby agree as follows:

         1. ARTICLE I of the Agreement shall be amended as follows:

                           (a) The definition of "Management Fee" shall be
                  deleted.

                           (b) The following new defined terms shall be added:

                           "Amendment" shall mean the Amendment of the Agreement of Limited Partnership of Camden Cogen L.P. dated as of February 4, 1999.

                           "Buy-Out Agreements" shall mean that certain
                           Termination Agreement dated as of the date of this Amendment, executed by and between the Partnership and the General Partner and that certain Termination Agreement dated as of the date of this Amendment, executed by and between Cogen Technologies Capital Company, L.P. and H. Fred Levine, copies of which are attached to the Amendment as Exhibits A and B, respectively.

                           (c) The definition of "Capital Account" shall be
                  amended to insert "5.9," after the word "subsections" in the 12th line of clause (ii).

                           (d) The definition of "Distributable Cash" shall be
                  amended to (i) delete ", and the Management Fee" from the 23rd line of the definition and (ii) add "but excluding costs incurred pursuant to the Buy-Out Agreements" in the 26th line of the definition after the word "Facility" and before the close of the parenthesis.

         2. The following Section 3.4 shall be added to ARTICLE III of the
Agreement:

                  3.4 Contribution to Fund Buy-Out Agreements. The General Partner shall make Capital Contributions in an amount equal to all funds required to be paid by the Partnership pursuant to the Buy-Out Agreements at or before the time that such funds become due and payable.

         3. Section 5.9 of the Agreement shall be amended as follows:

                           (a) The title of said section shall be expanded by
                  adding the words "and Deductions Attributable to Buy-Out" to the end of such title.

                           (b) The existing text of Section 5.9 shall become
                  subparagraph (a) of Section 5.9 and the following provision shall be added as subparagraph (b) of Section 5.9:

                           (b) All deductions attributable to the payments made under the Buy-Out Agreements shall be allocated to the General Partner.

         4. Section 6.4 of the Agreement shall be amended by inserting the words "other than the General Partner's Capital Contributions under Section 3.4" after the word "Partnership" and before the word "shall" in the second line of such section.

         5. Section 7.4 of the Agreement shall be deleted in its entirety.

         6. The first sentence of Section 10.1(a) of the Agreement shall be amended to delete clause (i) beginning on line 15 in its entirety, to delete subclause (x) of clause (ii), and to delete the word "thereafter" at the end thereof.

         7. Section 14.1(i) of the Agreement shall be restated in its entirety as follows:

                           (i) An entity with a net worth of at least
                           $100,000,000 shall fail to own and control, directly or indirectly, a beneficial interest of at least 8.2% in the General Partner; or

         8. Section 7.2(c) of the Agreement shall be amended by deleting "1600" in the second line and inserting it with "1400" in replacement therefor.

         9. All references to "Cogen Camden" in the Agreement shall be deemed to be references to the General Partner.

         10. The proviso in the first sentence of Section 7.10 of the Agreement shall be restated in its entirety as follows:

                  ; provided, that each Partner shall conduct its business in a manner so that the Limited Partner may avoid Public Utility Status as described in subsection 10.5 hereof.

         11. Section 12.2 of the Agreement shall be amended to change the street address of the General Partner or the Partnership to:

                           1400 Smith Street, EB2407
                           Houston, Texas 77002
                           Attention: Donna Lowry, Compliance Department
                           Telecopy: (713) 646-4039

         12. The General Partner is hereby authorized to execute and deliver the Buy-Out Agreements on behalf of the Partnership and to make all payments contemplated thereunder in accordance with the terms thereof. The Partners agree that the Capital Contributions referred to in Section 3.4 of the Agreement shall be made outside of any security deposit arrangements that otherwise would apply pursuant to the Agreement or any other agreement to which the Partnership is a party.

         13. This Amendment Agreement shall be binding upon, and shall enure to the benefit of, the parties hereto and their respective successors and assigns.

         14. This Amendment Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures were upon the same instrument.

         15. Except as specifically hereby amended, the Agreement shall remain in full force and effect.

         16. THIS AMENDMENT AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
DELAWARE.

         IN WITNESS WHEREOF, this Amendment Agreement has been executed as of the date and year first above written.

                                   COGEN TECHNOLOGIES CAMDEN GP
                                   LIMITED PARTNERSHIP

                                   By:  Cogen Technologies Camden, Inc.,
                                   Its: General Partner


                                        By:
                                           ---------------------------------
                                        Name:  Richard A. Lydecker, Jr.
                                        Title: Senior Vice President and
                                               Chief Financial Officer


                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION


                                   By:
                                      --------------------------------------
                                   Name:
                                        ------------------------------------
                                   Title:
                                         -----------------------------------

                                   EXHIBIT B
                      MANAGEMENT FEE TERMINATION AGREEMENT
                                 (CAMDEN COGEN)


         This Management Fee Termination Agreement dated as of February 4, 1999 (the "Agreement"), by and CAMDEN COGEN, L.P., a Delaware limited partnership (the "Partnership") and COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP, a Delaware limited partnership ("CT Camden").

                              W I T N E S S E T H:

         WHEREAS, CT Camden, Robert C. McNair, and General Electric Capital Corporation ("GECC") entered into that certain Amended and Restated Agreement of Limited Partnership of Camden Cogen, L.P. dated as of February 9, 1993 (as amended, the "Partnership Agreement");

         WHEREAS, pursuant to the Partnership Agreement, the Partnership, which was created under an earlier agreement, was continued as a Delaware limited partnership, with CT Camden as the general partner thereof and GECC as the limited partner thereof;

         WHEREAS, Robert C. McNair has withdrawn as a limited partner of the Partnership;

         WHEREAS, pursuant to the Partnership Agreement, the Partnership agreed to pay to CT Camden a Management Fee (as defined in the Partnership Agreement); and

         WHEREAS, the Partnership and CT Camden desire to terminate CT Camden's right to be paid, and the Partnership's obligation to pay, the Management Fee upon the payment by the Partnership to CT Camden of the sum provided for herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Payment Amount/Consideration. For and in consideration of the mutual agreements as herein set forth, the Partnership agrees to pay to CT Camden, and CT Camden agrees to accept from the Partnership, the sum of $12,760,000 (the "Payment Amount"). CT Camden acknowledges and agrees that the Payment Amount will be reported by it as ordinary income for United States federal tax purposes. The Payment Amount will be paid to CT Camden effectively immediately prior to the consummation of the transactions contemplated by the Transaction Agreement dated as of October 25, 1998, as amended by Amendment No. 1 dated as of November 6, 1998, Amendment No. 2 dated as of November 13, 1998 and Amendment No. 3 dated as of February 1, 1999, by and among Enron Corp., an Oregon corporation; Enron Capital & Trade Resources Corp., a Delaware corporation; East Coast Power L.L.C., a Delaware limited liability company; JEDI Camden GP, L.L.C., a Delaware limited liability company; JEDI Camden LP, L.L.C., a Delaware limited liability company; JEDI Linden GP, L.L.C., a Delaware limited liability company; JEDI Linden LP, L.L.C., a Delaware limited liability company; RCM Holdings, Inc. (formerly Cogen Technologies, Inc.), a Texas corporation; Cogen Technologies Camden, Inc., a Texas corporation; Cogen Technologies Capital Company, L.P., a Delaware limited partnership; Cogen Technologies Limited Partners Joint Venture, a Texas general partnership ("CTLPJV"); the partners of CTLPJV; and the shareholders of McNair Energy Services Corporation, a Texas corporation.

         2. Release and Relinquishment. Effective as of the Effective Date (as defined herein), CT Camden does hereby (i) release and relinquish any and all claims it or any person or entity claiming by, through or under it may have against the Partnership relating to the Management Fee and (ii) agrees to indemnify and hold harmless the Partnership for all claims, costs and expenses relating to this Agreement and the termination of the Management Fee.

         3. Effective Date. The "Effective Date" is the date upon which CT Camden shall have received the Payment Amount; provided, however, if CT Camden shall not have received the Payment Amount by 5:00 p.m. Central Time on April 15, 1999, this Agreement shall be null and void and of no further force and effect.

         4. Non-Admission of Liability. The execution of this Agreement and the payment of the Payment Amount shall not be construed as an admission of wrongdoing or liability on the part of any party hereto in any respect.

         5. Nonassignment. CT Camden represents that it is the only person or entity entitled to receive the Management Fee and that it has not assigned, pledged, sold transferred or otherwise conveyed any right, claim or interest that CT Camden may have in or to the Management Fee (in any other matters released in this Agreement).

         6. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE CONTROLLED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

         7. Integration. This Agreement contains the complete agreement between the Partnership and CT Camden with respect to the matters contained herein and supersedes all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained herein.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.


                       CAMDEN COGEN, L.P.

                       By: Cogen Technologies Camden GP Limited Partnership, its
                           General Partner

                           By: Cogen Technologies Camden, Inc., its General
                               Partner


                               By:
                                  -----------------------------------
                               Name:
                                    ---------------------------------
                               Title:
                                     --------------------------------

                       Address for Correspondence:

                       711 Louisiana, 33rd Floor
                       Houston, Texas 77002
                       Attn: Joseph M. Bollinger


                       COGEN TECHNOLOGIES CAMDEN GP LIMITED
                       PARTNERSHIP

                       By: Cogen Technologies Camden, Inc., its General Partner


                           By:
                              ---------------------------------------
                           Name:
                                -------------------------------------
                           Title:
                                 ------------------------------------


                       Address for Correspondence:

                       711 Louisiana, 33rd Floor
                       Houston, Texas 77002
                       Attn: Richard A. Lydecker, Jr.

                                   EXHIBIT C
                      MANAGEMENT FEE TERMINATION AGREEMENT
                                  (CT CAMDEN)


         This Management Fee Termination Agreement dated as of February 4, 1999 (the "Agreement"), by and between COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP, a Delaware limited partnership ("CT Camden") and RCM MANAGEMENT SERVICES, L.P., a Delaware limited partnership.

                              W I T N E S S E T H:

         WHEREAS, CT Camden and Cogen Technologies Management Company, a Texas corporation ("CTMC") entered into that certain Management Agreement dated as of July 7, 1992 (the "Management Agreement");

         WHEREAS, pursuant to an Assignment and Assumption Agreement dated as of January 1, 1994, CTMC assigned all of its rights and interests in the Management Agreement to Cogen Technologies Management Services, L.P., a Delaware limited partnership ("CTMS");

         WHEREAS, pursuant to a Certificate of Amendment to the Certificate of Limited Partnership of Cogen Technologies Management Services, L.P. filed with the Secretary of State of the State of Texas, the name of CTMS was changed to RCM Management Services, L.P. ("RMS"); and

         WHEREAS, CT Camden and RMS desire to terminate the Management Agreement upon the payment by CT Camden to RMS of the sum provided for herein.

         NOW THEREFORE, the parties hereto agree as follows:

         1. Mutual Termination/Consideration. Effective as of the Effective Date (as defined herein), the parties hereto mutually agree to terminate the Management Agreement. For and in consideration of the mutual agreements as herein set forth, CT Camden agrees to pay to RMS, and RMS agrees to accept from CT Camden, the sum of $12,760,000 (the "Payment Amount"). RMS acknowledges and agrees that the Payment Amount will be reported by it as ordinary income for United States federal tax purposes. The Payment Amount will be paid to RMS effective immediately prior to the consummation of the transactions contemplated by the Transaction Agreement dated as of October 25, 1998, as amended by Amendment No. 1 dated as of November 6, 1998, Amendment No. 2 dated as of November 13, 1998 and Amendment No. 3 dated as of February 1, 1999, by and among Enron Corp., an Oregon corporation; Enron Capital & Trade Resources Corp., a Delaware corporation; East Coast Power L.L.C., a Delaware limited liability company; JEDI Camden GP, L.L.C., a Delaware limited liability company; JEDI Camden LP, L.L.C., a Delaware limited liability company; JEDI Linden GP, L.L.C., a Delaware limited liability company; JEDI Linden LP, L.L.C., a Delaware limited liability company; RCM Holdings, Inc. (formerly Cogen Technologies, Inc.), a Texas corporation; Cogen Technologies Camden, Inc., a Texas corporation; Cogen Technologies Capital Company, L.P., a Delaware limited partnership; Cogen Technologies Limited Partners Joint Venture, a Texas general partnership ("CTLPJV"); the partners of CTLPJV; and the shareholders of McNair Energy Services Corporation, a Texas corporation.

         2. Release and Relinquishment. Effective as of the Effective Date, RMS does hereby release and relinquish any and all claims it or any person or entity claiming by, through or under it may have against CT Camden or any other person or entity (including, without limitation, the Partnership) relating to the Management Agreement or any sums payable thereunder.

         3. Effective Date. The "Effective Date" is the date upon which RMS shall have received the Payment Amount; provided, however, if RMS shall not have received the Payment Amount by 5:00 p.m. Central Time on April 15, 1995, this Agreement shall be null and void and of no further force and effect.

         4. Non-Admission of Liability. The execution of this Agreement and the payment of the Payment Amount shall not be construed as an admission of wrongdoing or liability on the part of any party hereto in any respect.

         5. Nonassignment. RMS represents that it is the only person or entity holding the interests of partnership manager under the Management Agreement and that it has not assigned, pledged, sold, transferred or otherwise conveyed any right, claim or interest that RMS may have in or to the Management Agreement (or any other matters released in this Agreement).

         6. GOVERNING LAW. THE VALIDITY, CONSTRUCTION, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE CONTROLLED AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CHOICE OF LAW PRINCIPLES.

         7. Integration. This Agreement contains the complete agreement between CT Camden and RMS with respect to the matters contained herein and supersedes all prior commitments, agreements and understandings, whether written or oral, with respect to the matters contained herein.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed as of the date first written above.


                                   COGEN TECHNOLOGIES CAMDEN GP LIMITED
                                   PARTNERSHIP

                                   By: Cogen Technologies Camden, Inc.,
                                       its General Partner


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                   Address for Correspondence:

                                   711 Louisiana, 33rd Floor
                                   Houston, Texas 77002
                                   Attn: Richard A. Lydecker, Jr.


                                   RCM MANAGEMENT SERVICES, L.P.

                                   By: Palmetto Management Company,
                                       its General Partner


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------



                                   Address for Correspondence:

                                   711 Louisiana, 33rd Floor
                                   Houston, Texas 77002
                                   Attn: M. Robert Dussler

                                   EXHIBIT D

                                AMENDMENT NO. 3

         AMENDMENT NO. 3, dated as of February 4, 1999 (the "Amendment"), to the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993, and Amendment No. 2, dated as of July 31, 1998 (as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among (i) Camden Cogen L.P., a Delaware limited partnership (the "Borrower"), of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, (ii) the Tranche A Lenders and Tranche B Lenders from time to time parties thereto (collectively, the "Lenders"), (iii) The Bank of Tokyo-Mitsubishi Trust Company (formerly known as The Bank of Tokyo Trust Company), a banking corporation organized and existing under the laws of the State of New York, as Senior Tranche Agent, (iv) Commerzbank AG, New York Branch, a New York State licensed branch of a bank organized under the laws of Germany, as Agent and (v) General Electric Capital Corporation, a New York corporation ("GE Capital"), as Junior Tranche Agent and as issuer of the Letters of Credit.

                              W I T N E S S E T H:

         WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement shall have such defined meanings when used herein.

         2. Amendments to the Credit Agreement.

                  (i) Section 9(k) of the Credit Agreement is hereby restated in its entirety to read as follows:

                           "(k) An entity with a net worth of at least
                           $100,000,000 shall fail to own and control, directly or indirectly, a beneficial interest of at least 8.2% in the Borrower."

                  (ii) Section 11.2 of the Credit Agreement shall be amended to restate the address of the Borrower as follows:

                           "Camden Cogen L.P.
                           1400 Smith Street, EB 2407
                           Houston, Texas 77002
                           Attention:  Donna Lowry, Compliance Department
                           Telecopy:  (713) 646-4039"

         3. Limited Effect. Except as expressly amended hereby, all of the provisions of the Credit Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms.

         4. Counterparts. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument.

         5. Governing Law. This Amendment shall be governed by, and be construed and interpreted in accordance with, the laws of the State of New York.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date first above written.


                                CAMDEN COGEN, L.P.

                                By: Cogen Technologies Camden GP Limited
                                    Partnership, a Delaware Limited Partnership,
                                    its General Partner

                                    By: Jedi Camden GP, L.L.C., a Delaware
                                        Limited Liability Company, its
                                        General Partner


                                        By:
                                           ------------------------------
                                        Name:
                                             ----------------------------
                                        Title:
                                              ---------------------------

                                       COMMERZBANK AG, NEW YORK BRANCH,
                                       as Agent

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       COMMERZBANK AG, ATLANTA AGENCY,
                                       as a Tranche A Lender


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       THE BANK OF TOKYO-MITSUBISHI
                                       TRUST COMPANY, as Senior Tranche Agent
                                       and a Tranche A Lender


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       THE FUJI BANK LIMITED, as a
                                       Tranche A Lender


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                       CREDIT LYONNAIS,
                                       NEW YORK BRANCH,
                                       as a Tranche A Lender


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION, as Junior
                                       Tranche Agent, Tranche B
                                       Lender and issuer of the
                                       Letters of Credit


                                       By:
                                          -------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------

                                   EXHIBIT E
                            REAFFIRMATION AGREEMENT

         THIS REAFFIRMATION OF THE COGEN PLEDGE AGREEMENT, (this "Reaffirmation Agreement") is made and entered into as of the 4th day of February, 1999 by JEDI Camden GP, L.L.C., ("JEDI Camden") as the general partner of Cogen Technologies Camden GP Limited Partnership ("Camden GPLP"). Unless otherwise defined, all defined terms shall have the same meaning given to such terms in the Cogen Pledge and Security Agreement, dated as of February 4, 1992, (as amended and assigned, the "Pledge Agreement") by Cogen Technologies Camden, Inc. in favor of General Electric Capital Corporation ("GECC").

         1. The undersigned hereby agrees to be bound by all of the terms and conditions of the Pledge Agreement as such terms and conditions apply to Camden GPLP.

         2. The undersigned hereby affirms that it assumes all of the rights, duties and obligations of Camden GPLP under the Pledge Agreement.

         3. The undersigned hereby affirms that the Pledge Agreement is valid, binding and enforceable in accordance with its terms and in full force and effect, and has not been amended, modified or supplemented other than as set forth in the Amendment No. 1 dated as of April 1, 1993 and Amendment No.2 dated as of December 22, 1993.


                                     JEDI Camden GP, L.L.C., as general partner of Cogen Technologies Camden GP Limited Partnership


                                     By:
                                        ----------------------------------
                                     Title:
                                           -------------------------------
                                     Date:
                                          --------------------------------

                                   EXHIBIT H

                            LIMITED WAIVER AGREEMENT

         THIS LIMITED WAIVER AGREEMENT, dated as of February 4, 1999, (this "Limited Waiver Agreement") by and among CAMDEN COGEN, L.P., a Delaware limited partnership, as Borrower, of which Cogen Technologies Camden GP Limited Partnership, a Delaware limited partnership, is the sole general partner, COGEN TECHNOLOGIES CAMDEN GP LIMITED PARTNERSHIP, a Delaware limited partnership, as General Partner, of which Cogen Technologies Camden, Inc., a Texas corporation, is the sole general partner, COMMERZBANK, AG, NEW YORK BRANCH, as Tranche A Co-Agent, Agent and Security Agent, COMMERZBANK AG, ATLANTA AGENCY, as a Tranche A Lender, THE BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as Senior Tranche Agent and a Tranche A Lender, THE FUJI BANK LIMITED, as a Tranche A Lender, CREDIT LYONNAIS, NEW YORK BRANCH, as a Tranche A Lender, and GENERAL ELECTRIC CAPITAL CORPORATION, as Junior Tranche Agent, Letter of Credit Issuer, Senior Debt Service Reserve Letter of Credit Issuer, Senior Debt Service Letter of Credit Issuer, Junior Debt Service Letter of Credit Issuer, Counterparty, Limited Partner, and Tranche B Lender.

         Reference is made to (i) the Amendment and Restatement, dated as of April 1, 1993, of the Construction and Term Loan Agreement, dated as of February 4, 1992, as amended by Amendment No. 1, dated as of December 22, 1993, and Amendment No. 2, dated as of July 31, 1998 among the Borrower, the Tranche A Lenders, the Tranche B Lenders, the Senior Tranche Agent, the Junior Tranche Agent, the Agent and the issuer of the Letters of Credit (as such may be amended, modified or supplemented from time to time, the "Loan Agreement"), and
(ii) the Second Amended and Restated Security Deposit Agreement, dated as of December 22, 1993, among the Borrower, the General Partner, the Tranche A Co-Agent, the Agent, the Security Agent, the Junior Tranche Agent, the Letter of Credit Issuer, the Senior Debt Service Reserve Letter of Credit Issuer, the Senior Debt Service Letter of Credit Issuer, the Junior Debt Service Letter of Credit Issuer, the Counterparty, the Limited Partner and the Senior Tranche Agent Credit (as such may be amended, modified or supplemented from time to time, the "Security Deposit Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings as defined in the Security Deposit Agreement.


                             W I T N E S S E T H :

         WHEREAS, the Borrower has requested that the Lenders execute the Camden Lender Consent dated as of even date herewith (together with all exhibits thereto, the "Camden Lender Consent"), among the Senior Tranche Agent, the Agent, the Junior Tranche Agent, the Tranche A Lenders and the Tranche B Lender;

         WHEREAS, in connection with the Camden Lender Consent, the Borrower has requested the consent of the Lenders to the Amendment of the Amended and Restated Agreement of Limited Partnership of Camden Cogen L.P. dated as of even date herewith (the "Amendment to the Partnership Agreement"), between the General Partner and General Electric Capital Corporation, which, among other things, (a) obligates the General Partner to make certain Capital Contributions (as defined in the Partnership Agreement) to the Borrower (the "Contributions") and (b) authorizes the General Partner to cause the Borrower to use the proceeds of the Contributions to make (i) certain payments directly to the General Partner (the "Management Fee Buy-Out Payment") as set forth in the Termination Agreement dated as of even date herewith (the "Management Fee Buy-Out Agreement"), by and between the Borrower and the General Partner, and (ii) certain payments directly to H. Fred Levine (the "Fuel Management Fee Buy-Out Payment") as set forth in the Termination Agreement dated as of even date herewith (the "Fuel Management Fee Buy-Out Agreement"), by and between Cogen Technologies Capital Company, L.P., a Delaware limited partnership and H. Fred Levine;

         WHEREAS, the Borrower has requested that the Agents and the Required Lenders permit the Borrower to use the Contributions to make the Management Fee Buy-Out Payment and the Fuel Management Fee Buy-Out Payment and not to require the Contributions to first be deposited in the Accounts;

         NOW, THEREFORE, in consideration of the premises and the mutual undertakings contained herein, the parties hereto, acting pursuant to Section
11.1 of the Loan Agreement, hereby agree as follows:

         Section 1. Subject to the provisions of Section 2 below, the Agents and the Required Lenders (a) agree that (i) the Borrower may use the proceeds of the Contributions to make the Management Fee Buy-Out Payment and the Fuel Management Fee Buy-Out Payment, and (ii) the Contributions will not be required to first be deposited in the Accounts (as such term is defined in the Security Deposit Agreement), and (b) hereby waive the provisions of Sections 7.4, 8.3 and 9(c) of the Loan Agreement and Section 3.02 of the Security Deposit Agreement solely and only to the extent necessary for the purposes set forth in clauses (a)(i) and (ii) above.

         Section 2.

         (a) The waiver contained in Section 1 hereof is given in consideration of, and its effectiveness is expressly conditioned upon satisfaction of, the following conditions: (i) the transactions proposed in the Camden Lender Consent shall have taken place in accordance with the terms thereof, including but not limited to the delivery of duly executed copies of all exhibits thereto; (ii) the Contributions shall be in an amount equal to fourteen million four hundred twelve thousand eight hundred forty eight dollars ($14,412,848) (which amount equals the sum of the amounts set forth in clauses (iii) and (iv) below); (iii) the Management Fee Buy-Out Payment shall be in an amount equal to twelve million seven hundred and sixty thousand dollars ($12,760,000) and shall be paid in accordance with the terms of the Management Fee Buy-Out Agreement; and (iv) the Fuel Management Fee Buy-Out Payment shall be in an amount equal to one million six hundred fifty two thousand eight hundred forty eight dollars ($1,652,848) and shall be paid pursuant to the terms of the Fuel Management Fee Buy-Out Agreement.

         (b) Nothing herein shall be construed as a waiver of any provision of the Loan Agreement, the Security Deposit Agreement or any other Basic Document by any of the parties thereto, other than such as is expressly waived hereunder. Notwithstanding anything contained herein, the waiver contained in
Section 1 hereof (i) is a limited one, (ii) is effective only with respect to the transactions described in this Limited Waiver Agreement for the specific instance and the specific purpose for which it is given, (iii) shall not be effective for any other purpose or transaction, and (iv) does not constitute an amendment, or basis for a subsequent waiver, of any of the provisions of the Basic Documents.

         Section 3. The parties hereto confirm that the Basic Documents are valid, binding and in full force and effect, that no provision of the Basic Documents is waived except as to the extent and for the limited purpose set forth in this Limited Waiver Agreement, and that no provision of the Basic Documents is amended in any way.

         Section 4. This Limited Waiver Agreement shall for all purposes be considered a Basic Document.

         Section 5. This Limited Waiver Agreement may be signed in any number of counterparts, each of which shall be original, with the same effect as if the signatures hereto and thereto were upon the same instrument.

         Section 6. This Limited Waiver Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


           [THE REMAINDER OF THIS PAGE IS LEFT INTENTIONALLY BLANK.]

         IN WITNESS WHEREOF, the parties hereto have executed this Limited Waiver Agreement through their duly authorized representatives as of the date first written above.

                                   CAMDEN COGEN, L.P., as Borrower

                                   By:  Cogen Technologies Camden GP
                                        Limited Partnership
                                   Its: General Partner

                                        By:  Cogen Technologies Camden, Inc.
                                        Its: General Partner



                                        By:
                                           -----------------------------
                                        Name:
                                             ---------------------------
                                        Title:
                                              --------------------------


                                   COGEN TECHNOLOGIES CAMDEN GP
                                   LIMITED PARTNERSHIP,
                                   as General Partner

                                   By:  Cogen Technologies Camden, Inc.
                                   Its: General Partner



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   THE BANK OF TOKYO-MITSUBISHI
                                   TRUST COMPANY, as Senior Tranche
                                   Agent and a Tranche A Lender



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------

                                   COMMERZBANK, AG, NEW YORK
                                   BRANCH, as Tranche A Co-Agent, Agent
                                   and Security Agent



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   COMMERZBANK AG, ATLANTA
                                   AGENCY, as a Tranche A Lender



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   CREDIT LYONNAIS, NEW YORK
                                   BRANCH, as a Tranche A Lender



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------


                                   THE FUJI BANK LIMITED, as a Tranche A
                                   Lender



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------

                                   GENERAL ELECTRIC CAPITAL CORPORATION,
                                   as Junior Tranche Agent, Letter of Credit
                                   Issuer, Senior Debt Service Reserve Letter of Credit Issuer, Senior Debt Service Letter of Credit Issuer, Junior Debt Service Letter of Credit Issuer, Counterparty, Limited Partner, and Tranche B Lender



                                   By:
                                      ----------------------------------
                                   Name:
                                        --------------------------------
                                   Title:
                                         -------------------------------